Exhibit 10.2

SECOND AMENDED AND RESTATED

STOCKHOLDERS’ AGREEMENT

THIS SECOND AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT (the “Agreement”) is made and entered into as of December 28, 2012, by and among ARATANA THERAPEUTICS, INC., a Delaware corporation (the “Company”), each of the holders of Series C Preferred Stock (as defined below) listed on Exhibit A hereto (the “Series C Preferred Holders”), each of the holders of Series B Preferred Stock (as defined below) listed on Exhibit B hereto (the “Series B Preferred Holders”), each of the holders of Series A Preferred Stock (as defined below) listed on Exhibit C hereto (the “Series A Preferred Holders”), each of the holders of Series A-1 Preferred Stock (as defined below) listed on Exhibit D hereto (the “Series A-1 Preferred Holders” and, together with the Series B Preferred Holders and the Series A Preferred Holders, the “Preferred Holders”), each of the holders of Common Stock (as defined below) listed on Exhibit E hereto (the “Common Holders” and collectively with the Series A Preferred Holders and the Series A-1 Preferred Holders, the “Existing Holders”) and each Additional Holder (as defined below) who shall, after the date hereof, acquire shares of Common Stock and become a party to this Agreement as a “Common Holder” by executing and delivering to the Company an Instrument of Accession in the form of Exhibit F hereto. The Common Holders (including any Additional Holders) and the Preferred Holders are sometimes refereed to herein individually as a “Stockholder” and collectively as the “Stockholders”.

RECITALS

WHEREAS, the Company and the Series A Preferred Holders are parties to that certain Series A Preferred Stock Purchase Agreement, dated as of December 27, 2010 (the “Series A Purchase Agreement”), and the Company and the Series A-1 Preferred Holders are parties to that certain Series A-1 Preferred Stock Purchase Agreement, dated as of December 27, 2010 (the “Series A-1 Purchase Agreement” and, together with the Series A Purchase Agreement, the “Prior Purchase Agreements”);

WHEREAS, as a condition of entering into the Prior Purchase Agreements, the Existing Holders and the Company executed that certain Stockholders’ Agreement dated as of December 27, 2010 among the Company and the Existing Holders (the “Prior Agreement”);

WHEREAS, the Series B Preferred Holders are parties to that certain Series B Preferred Stock Purchase Agreement, dated as of November 1, 2011, among the Company and the Series B Preferred Holders (the “Series B Purchase Agreement”);

WHEREAS, as a condition of entering into the Series B Purchase Agreement the Series B Preferred Holders, the Existing Holders and the Company executed that certain First Amended and Restated Stockholders’ Agreement, dated as of November 1, 2011 (the “Restated Prior Agreement”);

WHEREAS, the Series C Preferred Holders are parties to that certain Series C Preferred Stock Purchase Agreement of even date herewith among the Company and the Series C Preferred Holders (the “Series C Purchase Agreement”); and

WHEREAS, the Series C Preferred Holders have requested that the Company and Series B Preferred Holders and Existing Holders representing at least the Majority Investors (as defined in the Restated Prior Agreement) amend and restate the Restated Prior Agreement as set forth below, as an inducement to the Series C Preferred Holders to enter into the Series C Purchase Agreement.

NOW THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties, and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Series B Preferred Holders and the Existing Holders hereby agree that the Restated Prior Agreement shall be amended and restated, and the parties to this Agreement further agree as follows:

AGREEMENT

1. CERTAIN DEFINITIONS. For purposes of this Agreement:

1.1 The term “Avalon Major Investor” shall mean, collectively, Avalon Ventures IX, L.P. and each Permitted Transferee (as defined below) thereof.

1.2 The term “Certificate of Incorporation” shall mean that certain Third Amended and Restated Certificate of Incorporation of the Company of even date herewith.

1.3 The term “Company Transaction” shall mean any: (i) acquisition of the Company by another entity or person unaffiliated with any Stockholder by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger, consolidation, tender offer or stock sale) that results in the transfer of at least a majority of the then-outstanding voting power of the Company; or (ii) sale of all or substantially all of the assets of the Company to an entity or person unaffiliated with any Stockholder.

1.4 The term “Major Holders” shall have the meaning set forth in that certain Second Amended and Restated Investors’ Rights Agreement, dated as of even date herewith, by and among the Company and the investors named therein.

1.5 The term “Majority Investors” shall mean and include the Avalon Major Investor and the MPM Major Investor; provided, however, that to the extent that any of the foregoing ceases to hold shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, such entity shall no longer be a Majority Investor.

1.6 The term “Major Series B Subject Holders” shall mean Subject Holders who hold at least 333,333 shares of Series B Preferred Stock.

1.7 The term “Major Series C Subject Holders” shall mean Subject Holders who hold at least 250,000 shares of Series C Preferred Stock.

1.8 The term “MPM Major Investor” shall mean, collectively, MPM BioVentures V, L.P. and each Permitted Transferee thereof.

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1.9 The term “Restricted Holder” shall mean and include the Common Holders (including any Additional Holders), the Subject Holders (as defined below) and the Series A-1 Preferred Holders.

1.10 The term “Series A Directors” shall mean and includes the Avalon Director (as defined below), the MPM Director (as defined below) and the Additional Series A Director (as defined below).

1.11 The term “Subject Holders” shall mean the Series C Preferred Holders who are not Existing Holders or affiliates of Existing Holders and the Series B Preferred Holders who are not Existing Holders or affiliates of Existing Holders.

2. VOTING OF STOCKHOLDER SHARES.

2.1 Shares Held Subject to Agreement. Each of the Stockholders agrees to hold all shares of capital stock of the Company registered in its respective name or beneficially owned by it as of the date hereof and any and all other securities of the Company legally or beneficially acquired by it after the date hereof, including, without limitation, any shares of capital stock issuable upon exercise or conversion of securities exercisable for or convertible into shares of the Company’s capital stock (hereinafter collectively referred to as the “Stockholder Shares”) subject to, and, at any time when entitled, to vote the Stockholder Shares in accordance with, the provisions of this Section 2.

2.2 Size of Board of Directors. Subject to Section 2.3(a), each Stockholder shall, at all times when entitled to vote or give a written consent with respect to such matter, vote at all regular or special meetings of stockholders, and shall give written consent with respect to, all Stockholder Shares so as to set and maintain the number of authorized directors comprising the Company’s Board of Directors (the “Board of Directors”) at seven (7) directors.

2.3 Election of Directors.

(a) At each election of directors in which the holders of the Company’s Common Stock (the “Common Stock”), the holders of the Company’s Series C Preferred Stock (the “Series C Preferred Stock”), the holders of the Company’s Series B Preferred Stock (the “Series B Preferred Stock”), the holders of the Company’s Series A Preferred Stock (the “Series A Preferred Stock”) and/or the holders of the Company’s Series A-1 Preferred Stock (the “Series A-1 Preferred Stock” ), whether voting together as a single class or each voting as a separate class, are entitled to elect directors of the Company, the Stockholders shall, at all times when entitled to vote or give a written consent with respect to, vote (or shall consent to vote pursuant to an action by written consent of the holders of capital stock of the Company) all of their respective Stockholder Shares so as to elect:

(i) for so long as the Avalon Major Investor is a Majority Investor, one (1) designee of the Avalon Major Investor (the “Avalon Director”), which designee shall initially be Jay Lichter, to serve as one (1) of the three (3) directors to be elected by the holders of a majority of the then-outstanding shares of Series A Preferred Stock, voting as a separate class;

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(ii) for so long as the MPM Major Investor is a Majority Investor, one (1) designee of the MPM Major Investor (the “MPM Director”), which designee shall initially be John Vander Vort, to serve as one (1) of the three (3) directors to be elected by the holders of a majority of the then-outstanding shares of Series A Preferred Stock, voting as a separate class;

(iii) one (1) designee that is designated by the holders of at least seventy-five percent (75%) of the then-outstanding shares of Series A Preferred Stock (the “Additional Series A Director”), which designee shall initially be Ron Meeusen, to serve as one (1) of the three (3) directors to be elected by the holders of a majority of the then-outstanding shares of Series A Preferred Stock, voting as a separate class;

(iv) one (1) designee that is designated by the holders of a majority of the then-outstanding shares of Series C Preferred Stock and Series B Preferred Stock, voting together as a single class on an as-if-converted to Common Stock basis (the “Series B/C Director”) to serve as one (1) of the remaining directors, which designee shall initially be Linda Rhodes;

(v) one (1) designee that is designated by the holders of a majority of the then-outstanding shares of Common Stock held by the Common Holders, which designee shall in all cases be the person serving as the Chief Executive Officer of the Company (the “CEO Director”), which shall initially be Steven St. Peter, to serve as one (1) of the remaining directors; and

(vi) other designees that are acceptable to a majority of the Series A Directors as independent members of the Board of Directors (the “Independent Directors”), which designees shall initially be Craig Tooman and Rip Gerber, to serve as the remaining directors.

(b) Any vote taken to remove any director elected pursuant to this Section 2.3, or to fill any vacancy created by the resignation, removal or death of a director elected pursuant to this Section 2.3, shall also be subject to the provisions of this Section 2.3.

(c) None of the parties hereto and no officer, director, stockholder, partner, employee or agent of any such party makes any representation or warranty as to the fitness or competence of the nominee of any party hereunder to serve on the Board of Directors by virtue of such party’s execution of this Agreement or by the act of such party in voting for such nominee pursuant to this Agreement.

(d) The Company agrees that it shall, at the request of any Stockholder or group of Stockholders entitled to designate directors pursuant to Section 2.3(a), promptly take all actions necessary (pursuant to the Company’s bylaws, the laws of the State of Delaware or otherwise) to call and conduct a special meeting of the stockholders of the Company for the purpose of electing directors in accordance with the provisions of Section 2.3(a).

2.4 Drag Along.

(a) In the event that the Board of Directors and the Majority Investors approve any Company Transaction, each Stockholder will vote (to the extent such Stockholder is entitled

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to vote) for, consent to and raise no objections to such Company Transaction. Each Stockholder will waive any dissenter’s rights, appraisal rights or similar rights, to the extent applicable, in connection with any such Company Transaction. If the Company Transaction is structured as a sale of stock, each Stockholder will agree to sell all of its Stockholder Shares and rights to acquire Stockholder Shares pursuant to the terms and conditions approved by the Board of Directors and the Majority Investors. Each Stockholder will take all necessary or desirable actions in connection with the consummation of the Company Transaction as requested by the Board of Directors and the Majority Investors including, without limitation, delivering such Stockholder’s stock certificates free and clear of all liens and encumbrances (other than those arising under applicable securities laws).

(b) Notwithstanding the foregoing Section 2.4(a), a Stockholder will not be required to comply with Section 2.4(a) in connection with any Company Transaction unless:

(i) any representations and warranties to be made by such Stockholder in connection with the Company Transaction are limited to representations and warranties related to authority, ownership and the ability to convey title to such Stockholder Shares, including but not limited to representations and warranties that: (w) the Stockholder holds all right, title and interest in and to the Stockholder Shares such Stockholder purports to hold, free and clear of all liens and encumbrances; (x) the obligations of the Stockholder in connection with the Company Transaction have been duly authorized, if applicable; (y) the documents to be entered into by the Stockholder have been duly executed by the Stockholder and delivered to the acquirer and are enforceable against the Stockholder in accordance with their respective terms; and (z) neither the execution and delivery of documents to be entered into in connection with the Company Transaction, nor the performance of the Stockholder’s obligations thereunder, will cause a breach or violation of the terms of any agreement, law or judgment, order or decree of any court or governmental agency;

(ii) the Stockholder shall not be liable for the inaccuracy of any representation or warranty made by any other individual or entity (other than the Company) in connection with the Company Transaction;

(iii) the liability for indemnification, if any, of such Stockholder in the Company Transaction and for the inaccuracy of any representations and warranties made by the Company or breaches by the Company of its covenants made in any acquisition agreement in connection with such Company Transaction, is several and not joint with any other individual or entity and is pro rata in proportion to, and does not exceed, the amount of consideration paid to such Stockholder in connection with such Company Transaction; and

(iv) The consideration paid to the Stockholders will be distributed pursuant to Section 3 of the Certificate of Incorporation, as if such Company Transaction were an Acquisition.

2.5 Vote to Increase Authorized Common Stock. Each Stockholder shall, at all times when entitled to vote with respect to such matter, vote (or shall, at all times when entitled to vote with respect to such matter, consent to vote pursuant to an action by written consent of the holders of capital stock of the Company) all of its respective Stockholder Shares as shall be

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necessary to increase the number of authorized shares of Common Stock from time to time to ensure that there are sufficient shares of Common Stock available for conversion of all of the shares of Series C Preferred Stock, Series B Preferred Stock, Series A Preferred Stock and Series A-1 Preferred Stock outstanding at any such time.

2.6 Irrevocable Proxy. Each Stockholder hereby constitutes and appoints the CEO Director as the attorney and proxy of such Stockholder, with full power of substitution, with respect to the matters set forth in this Section 2, and hereby authorizes the CEO Director to represent and to vote all of the Stockholder Shares held by such Stockholder in accordance with the provisions set forth in this Section 2; provided, however, that such proxy shall be in effect and exercisable if and only if the Stockholder granting such proxy: (i) fails to vote altogether on a matter covered by this Section 2; or (ii) attempts to vote on a matter covered by this Section 2 in a manner other than as provided by this Section 2. The proxy granted pursuant to this Section 2.6 is coupled with an interest and shall be irrevocable unless and until the provisions of this Section 2 terminate pursuant to the provisions of Section 2.7 below. Each Stockholder hereby revokes any and all previous proxies granted with respect to the Stockholder Shares held by such Stockholder and agrees not to grant any other proxy or power of attorney with respect to such Stockholder Shares or to deposit any of such Stockholder Shares into a voting trust or to enter into any similar agreement, arrangement or understanding with any other person with respect to the voting of any Stockholder Shares held by such Stockholder unless and until the provisions of this Section 2 terminate pursuant to the provisions of Section 2.7 below.

2.7 Termination of Voting Provisions. The provisions of this Section 2 shall continue in full force and effect from the date hereof through the earliest of the following dates, on which date such provisions shall terminate and cease to be in effect: (i) the date of the closing of a firmly underwritten public offering of the Common Stock pursuant to a registration statement filed with the Securities and Exchange Commission (the “SEC”) and declared effective under the Securities Act of 1933, as amended (the “Securities Act”); or (ii) the date of the closing of a sale, lease or other disposition of all or substantially all of the Company’s assets or the Company’s merger into or consolidation with any other corporation or other entity, or any other corporate reorganization, in which the holders of the Company’s outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) of the voting power of the corporation or other entity surviving such transaction; provided, however, that this clause “(ii)” shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Company.

3. RESTRICTIONS ON TRANSFERS BY STOCKHOLDERS.

3.1 General Restriction. Each Restricted Holder agrees that such Restricted Holder shall not sell, assign, transfer, pledge, hypothecate, mortgage or dispose of, by gift or otherwise, or in any way encumber (collectively, “Transfer”), all or any part of the Stockholder Shares held by such Stockholder other than in compliance with Sections 3.2 and 3.3 below.

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3.2 Right of First Refusal.

(a) Subject to Section 3.8 below, if at any time any Restricted Holder desires to Transfer in any manner any Stockholder Shares held by such Restricted Holder pursuant to the terms of a bona fide written offer received from a third party (the “Restricted Holder Buyer”), such Restricted Holder (the “Selling Restricted Holder”) shall submit a written offer (the “Restricted Holder Offer”) to sell such Stockholder Shares (the “Offered Stockholder Shares”) to the Company at the same price and on the same terms and conditions on which the Selling Restricted Holder proposes to sell such Offered Stockholder Shares to the Restricted Holder Buyer. The Restricted Holder Offer shall disclose the identity of the proposed Restricted Holder Buyer, the number of Offered Stockholder Shares, the terms of the proposed Transfer, including price, and any other material facts, terms and conditions relating to the proposed Transfer. Within thirty (30) days after receipt of the Restricted Holder Offer, the Company shall give notice to the Selling Restricted Holder of its intent to purchase all or a portion of the Offered Stockholder Shares from the Selling Restricted Holder on the terms and conditions set forth in the Restricted Holder Offer. Such notice shall specify the time, place and date for settlement of such purchase, which shall be consummated at a closing held at the Company within the thirty (30) day period specified above.

(b) If the Company does not elect to purchase all of the Offered Stockholder Shares as provided in Section 3.2(a), the Company shall, within five (5) days after expiration of the thirty (30) day period specified in Section 3.2(a), provide each Major Holder with written notice (the “ROFR Notice”) of such election, which ROFR Notice shall include a copy of the Restricted Holder Offer provided to the Company pursuant to Section 3.2(a). Each Major Holder shall then have the right, exercisable within thirty (30) days following receipt of the ROFR Notice, to purchase up to that number of the Offered Stockholder Shares that the Company elected not to purchase from such Selling Restricted Holder (all such remaining shares being referred to as the “Remaining Offered Stockholder Shares”) equal to the aggregate Remaining Offered Stockholder Shares multiplied by a fraction: (i) the numerator of which is the number of Stockholder Shares held by such Major Holder; and (ii) the denominator of which is the aggregate number of Stockholder Shares held by all of the Major Holders (such amount to be referred to as a Major Holder’s “Major Holder ROFR Pro Rata Share”). In the event that a Major Holder does not wish to purchase its full Major Holder ROFR Pro Rata Share, then any Major Holder who has elected to purchase its full Major Holder ROFR Pro Rata Share shall have the right to purchase, on a pro rata basis with any other Major Holders who so elect, any Remaining Offered Stockholder Shares not purchased. If exercised by the Major Holders pursuant hereto, the right to purchase the Offered Stockholder Shares or the Remaining Offered Stockholder Shares, as the case may be, shall be exercised by written notice, signed by the Company and the participating Major Holders, and delivered to the Selling Restricted Holder prior to the expiration of the thirty (30) day notice period specified above. Such notice shall specify the time, place and date for settlement of such purchase, which shall be consummated at a closing held at the Company within ten (10) days after the expiration of the thirty (30) day notice period specified above.

(c) For the purposes of this Section 3.2, the number of Stockholder Shares held by a Major Holder shall include the holdings of Permitted Transferees of such Major Holder, and such holdings shall be aggregated together with that of such Major Holder. As used

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in this Agreement, the term “Permitted Transferee” means: (i) in the case of a Stockholder that is a partnership, any constituent partner of such partnership and any affiliated partnership, limited liability company or other entity managed by the same management company or general partner or any affiliate of such management company or general partner; (ii) in the case of a Stockholder that is a limited liability company, any member of such limited liability company and any affiliated limited liability company, partnership or other entity managed by the same management company or member or any affiliate of such management company or member; (iii) in the case of a Stockholder that is an individual, the spouse, children, grandchildren or spouse of such children or grandchildren of such person or to trusts for the benefit of such person or such person’s spouse, children, grandchildren or spouse of such children or grandchildren; (iv) in the case of a Stockholder that is a trust, any beneficiary of such trust; (v) in the case of the Kansas Bioscience Authority (or its successor or replacement entity), any successor or replacement entity formed by or as an instrumentality or authority of the State of Kansas; (vi) in the case of the Ewing Marion Kauffman Foundation (or its successor or replacement entity), to any successor or replacement entity formed by the Ewing Marion Kauffman Foundation for the purpose of holding equity investments, or any entity under common investment management with any such successor or replacement entity; and (vii) in the case of a Company Transaction approved by the Board of Directors and the Majority Investors pursuant to Section 2.4, the transferee approved by the Board of Directors and the Majority Investors pursuant to the terms and conditions approved by the Board of Directors and the Majority Investors.

(d) Except as set forth in Section 3.8 below, in the event that the Company and the Major Holders, on a collective basis, do not elect to purchase all of the Offered Stockholder Shares pursuant to and within the time periods set forth above, then the Company and the Stockholders shall be deemed to have forfeited any right to purchase the Offered Stockholder Shares, and, subject to Section 3.3 and Section 3.8, the Selling Restricted Holder shall be free for a period of sixty (60) days thereafter, to sell all, but not less than all, of the Offered Stockholder Shares to the Restricted Holder Buyer, if the Restricted Holder Buyer agrees in writing to be bound by the terms of this Agreement in the same capacity as the Selling Restricted Holder. Any such Transfer shall be at the same price per share, and upon the same terms and conditions, as specified in the Restricted Holder Offer. Any Offered Stockholder Shares not sold within such sixty (60) day period shall thereafter again be subject to the requirements of this Section 3.2.

3.3 Right of Co-Sale. If at any time any Selling Restricted Holder desires to Transfer in any manner any Stockholder Shares pursuant to the terms of a Restricted Holder Offer received from a Restricted Holder Buyer, then each Major Holder shall have the right (the “Right of Co-Sale”) to require, as a condition to the Transfer, that the Restricted Holder Buyer purchase from such Major Holder, at the same price per share and on the same terms and conditions as involved in such sale or disposition by the Selling Restricted Holder, that percentage of Stockholder Shares owned by such Major Holder equal to a fraction: (i) the numerator of which is the number of Stockholder Shares held by such Major Holder; and (ii) the denominator of which is the sum of (a) the aggregate number of Stockholder Shares held by the Major Holders and (b) the aggregate number of Stockholder Shares then held by the Selling Restricted Holder (such percentage hereinafter referred to as a Major Holder’s “Co-Sale Pro Rata Percentage”). To the extent that a Major Holder does not exercise its Right of Co-Sale or elects to sell less than its full Co-Sale Pro Rata Percentage pursuant to this Section 3.3, the

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Selling Restricted Holder shall be entitled to sell to the Restricted Holder Buyer, at any time within sixty (60) days of the expiration of the rights granted pursuant to Section 3.2 and this Section 3.3, on the terms set forth in the Restricted Holder Offer, that number Stockholder Shares determined based on the portion of such Stockholder’s Co-Sale Pro Rata Percentage not sold pursuant to this Section 3.3. Any Offered Stockholder Shares not sold within such sixty (60) day period shall thereafter again be subject to the requirements of this Section 3.3.

3.4 Exceptions to Restrictions. The restrictions on a Restricted Holder’s ability to Transfer Stockholder Shares contained in this Section 3 shall not apply to: (i) any Transfer of Stockholder Shares by a Stockholder to any Permitted Transferee; or (ii) any Transfer of Stockholder Shares to the Company (or any assignee of the Company) pursuant to the terms of a stock restriction or stock repurchase agreement approved by the Board of Directors which provides for such sale upon the termination of a Stockholder’s service with the Company. In the event of any Transfer pursuant to the foregoing clause “(i)”, the Permitted Transferee of the Stockholder Shares shall hold the Stockholder Shares so acquired with all the rights conferred by, and subject to all the restrictions imposed by, this Agreement and such Permitted Transferee shall agree in writing to be bound by the terms of this Agreement in the same capacity as the Stockholder.

3.5 Termination. The restrictions on a Restricted Holder’s ability to Transfer Stockholder Shares contained in this Section 3 shall terminate upon the earlier of: (i) the date of the closing of a firmly underwritten public offering of the Common Stock pursuant to a registration statement filed with the SEC and declared effective under the Securities Act; or (ii) the date of the closing of a sale, lease, or other disposition of all or substantially all of the Company’s assets or the Company’s merger into or consolidation with any other corporation or other entity, or any other corporate reorganization, in which the holders of the Company’s outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) of the voting power of the corporation or other entity surviving such transaction; provided, however, that this clause “(ii)” shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Company.

3.6 Additional Holders. As a condition to the issuance by the Company to any individual or entity (each, an “Additional Holder”) of Stockholder Shares (or rights or options to acquire Stockholder Shares), the Company shall require such Additional Holder to become a party to this Agreement as an additional “Series C Preferred Holder,” “Series B Preferred Holder,” “Series A Preferred Holder,” “Series A-1 Preferred Holder” or “Common Holder,” as applicable, hereunder via the execution and delivery to the Company of an Instrument of Accession in the form attached hereto as Exhibit F.

3.7 “Market Stand-Off” Agreement. Each Stockholder hereby agrees that such Stockholder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Stockholder Shares held by such Stockholder (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days (or such other period as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (1) the

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publication or other distribution of research reports and (2) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto), following the effective date of a registration statement of the Company filed under the Securities Act relating to the initial public offering of shares of Common Stock registered under the Securities Act; provided, however, that all officers and directors of the Company and Stockholders of at least one percent (1%) of the Company’s voting securities enter into similar agreements. The Company may impose stop-transfer instructions with respect to any Stockholder Shares subject to the foregoing restriction until the end of such one hundred eighty (180) day period (or such other period as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (1) the publication or other distribution of research reports and (2) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto). Each Stockholder agrees that any transferee of any Stockholder Shares shall be bound by this Section 3.7. The underwriters of the Company’s stock are intended third-party beneficiaries of this Section 3.7 and shall have the right, power and authority to enforce the provisions hereof as though they were parties hereto. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply pro rata to all Stockholders subject to such agreements, based on the number of Stockholder Shares subject to such agreements.

3.8 Additional Restrictions on Subject Holders. No Subject Holder may Transfer all or any part of the Series C Preferred Stock or the Series B Preferred Stock held by such Subject Holder prior to December 31, 2014 (the “Trigger Date”), except in the case of a Transfer to a Permitted Transferee; provided, however, that, upon the Company’s receipt of prior written notice thereof from the Subject Holder, the Board of Directors may approve or reject a proposed Transfer other than to a Permitted Transferee prior to the Trigger Date in its sole discretion. On and after the Trigger Date (or prior to the Trigger Date with the approval of the Board of Directors pursuant to the immediately preceding sentence), each Subject Holder may Transfer all or any part of its Series C Preferred Stock or Series B Preferred Stock by following the procedure described in Section 3.2 above; provided, however, that notwithstanding Section 3.2(d) above, in the event that the Company and the Major Holders, on a collective basis, do not elect to purchase all of the Offered Stockholder Shares pursuant to and within the time periods set forth in Section 3.2, then the provisions of Section 3.2(d) shall not apply but, instead, the Subject Holder may submit a written request to the Board of Directors for its approval of the Restricted Holder Offer containing the information required to be contained in the Restricted Holder Offer pursuant to Section 3.2(a) above and any other information that may be reasonably required by the Board of Directors (the “Request”) and thereafter, subject to Section 3.3, may Transfer the remaining Offered Stockholder Shares to the Restricted Holder Buyer only if the Board of Directors has issued to the Subject Holder a written consent to such Request (the “Consent”) and then only in accordance with the terms of the Consent and of this Agreement. The Board of Directors may withhold or delay such Consent for reasonable business reasons for a period of up to twelve (12) months following the submission of the Request. Any Consent shall lapse sixty (60) days after the date of the Consent. Any Offered Stockholder Shares not sold within such sixty (60) day period shall thereafter again by subject to the requirements of this Section 3.8.

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3.9 Option Upon Involuntary Transfer. Each Subject Holder or its legal representative shall notify the Company in writing (the “Involuntary Transfer Notice”) promptly upon the occurrence, or any event that may lead to the occurrence, of an involuntary Transfer of all or a portion of its Stockholder Shares (the “Involuntary Transfer Shares”) by operation of law to any person other than to the Company or the Major Holders in accordance with this Section 3 (including, without limitation, to a Stockholder’s trustee in bankruptcy, to a purchaser at a creditor’s or court sale, pursuant to the death of a Stockholder, pursuant to a divorce, or to the guardian or conservator of an incompetent or incapacitated Stockholder) (an “Involuntary Transfer”). The Company shall have the option to purchase all or a portion of the Involuntary Transfer Shares by delivering notice of its election to exercise such option to the person to whom the Involuntary Transfer Shares were, or are to be, Transferred (the “Involuntary Transferee”) within thirty (30) days after its receipt of the Involuntary Transfer Notice. If the Company does not elect to purchase all of the Involuntary Transfer Shares, the Company shall, within five (5) days after the expiration of the thirty (30) day notice period specified above, provide each Major Holder with written notice of such election, which notice shall include a copy of the Involuntary Transfer Notice. Each Major Holder shall then have the right, exercisable within thirty (30) days following receipt of such notice, to purchase up to that number of the Involuntary Transfer Shares that the Company elected not to purchase (all such remaining shares being referred to as the “Remaining Involuntary Transfer Shares”) equal to the aggregate Remaining Involuntary Transfer Shares multiplied by such Major Holder’s Major Holder ROFR Pro Rata Share. In the event that a Major Holder does not wish to purchase its full Major Holder ROFR Pro Rata Share, then any Major Holder who has elected to purchase its full Major Holder ROFR Pro Rata Share shall have the right to purchase, on a pro rata basis with any other Major Holders who so elect, any Remaining Involuntary Transfer Shares not purchased. If any of the foregoing options are timely exercised, the Involuntary Transferee shall sell to the Company or the Major Holders, as applicable, and the Company or the Major Holders, as applicable, shall purchase from the Involuntary Transferee, such Involuntary Transfer Shares for a purchase price equal to fifty percent (50%) of the Fair Market Value (as defined below) of a single Involuntary Transfer Share as of the date of the Involuntary Transfer multiplied by the number of Involuntary Transfer Shares being purchased. At its option, the Company or any purchasing Major Holder may elect to purchase Involuntary Transfer Shares by the delivery of a promissory note in a principal amount equal to the purchase price, which amount shall be payable in full no later than the second (2nd) anniversary of the issuance thereof and may be prepaid in whole or in part at any time at the option of the maker. For the purposes of this Section 3.9, “Fair Market Value” means the fair market value of each Involuntary Transfer Share, as determined in good faith by the Board of Directors. The Company’s or the Major Holder’s, as applicable, exercise notice shall specify the time, place and date for settlement of such purchase, which shall be consummated at a closing held within the time period specified above. If the Company and the Major Holders, on a collective basis, do not elect to purchase all of the Involuntary Transfer Shares pursuant to and within the time periods set forth above, any remaining Involuntary Transfer Shares shall be Transferred to the Involuntary Transferee subject thereafter to all provisions of this Agreement.

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4. MISCELLANEOUS.

4.1 Legends.

(a) Concurrently with the execution of this Agreement, there shall be imprinted or otherwise placed, on each certificate representing Stockholder Shares, the following restrictive legend (the “Legend”):

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A STOCKHOLDERS’ AGREEMENT WHICH PLACES CERTAIN RESTRICTIONS ON THE SALE OR TRANSFER OF THE SHARES REPRESENTED HEREBY. ANY PERSON ACCEPTING ANY INTEREST IN SUCH SHARES SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SUCH AGREEMENT. A COPY OF SUCH STOCKHOLDERS’ AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.”

(b) The Company agrees that, during the term of this Agreement, it will not remove, and will not permit to be removed (upon registration of transfer, reissuance or otherwise), the Legend from any certificate representing Stockholder Shares and will place or cause to be placed the Legend on any new certificate issued to represent Stockholders Shares theretofore represented by a certificate carrying the Legend.

4.2 Successors. The applicable provisions of this Agreement shall be binding upon the successors in interest to any of the Stockholder Shares. The Company shall not permit the Transfer of any of the Stockholder Shares on its books or issue a new certificate representing any of the Stockholder Shares unless and until the person to whom such security is to be transferred shall have executed an Instrument of Accession in the form attached hereto as Exhibit F, pursuant to which such person becomes a party to this Agreement and agrees to be bound by all the provisions hereof.

4.3 Specific Performance. The parties acknowledge and agree that it is impossible to measure in money the damages which will accrue to a party hereto or to their heirs, personal representatives, or assigns by reason of a failure to perform any of the obligations under this Agreement and therefore agree that the terms of this Agreement shall be specifically enforceable. If any party hereto or its heirs, personal representatives, or assigns institutes any action or proceeding to specifically enforce the provisions hereof, any person against whom such action or proceeding is brought hereby waives the claim or defense therein that such party or such personal representative has an adequate remedy at law, and such person shall not offer in any such action or proceeding the claim or defense that such remedy at law exists.

12

4.4 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

4.5 Amendment and Waiver. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Majority Investors. Notwithstanding the foregoing: (i) this Agreement may be amended only with the written consent of the Company for the sole purpose of including Additional Holders as “Series C Preferred Holders,” “Series B Preferred Holders,” “Series A Preferred Holders,” “Series A-1 Preferred Holders” or “Common Holders” hereunder; (ii) this Agreement may be amended only with the written consent of the Company for the sole purpose of including additional purchasers of Series C Preferred Stock as “Series C Preferred Holders” hereunder, additional purchasers of Series B Preferred Stock as “Series B Preferred Holders” hereunder or additional purchasers of Series A Preferred Stock as “Series A Preferred Holders” hereunder; and (iii) this Agreement may not be amended or terminated and the observance of any term of this Agreement may not be waived with respect to any Stockholder without the written consent of such Stockholder unless such amendment, termination or waiver applies to all Stockholders in the same fashion.

4.6 Notices. All notices required in connection with this Agreement shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by electronic mail or confirmed facsimile, if sent during normal business hours of the recipient; if not, then on the next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written notification of receipt. All communications shall be sent to the holder appearing on the books of the Company or at such address as such party may designate by ten (10) days advance written notice to the other parties hereto.

4.7 Severability. If one or more provisions of this Agreement are held by a court of competent jurisdiction to be unenforceable under applicable legal requirements, the parties agree to promptly renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement in writing for such provision, then: (i) such provision shall be excluded from this Agreement; (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded; and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.

4.8 Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware without reference to its principles of conflict of laws.

4.9 Entire Agreement. This Agreement, together with the exhibits and schedules hereto, constitutes the entire agreement among the parties, and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

13

4.10 Counterparts; Execution by Facsimile. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile (or similar electronic means) shall be equally as effective as delivery of an original executed counterpart of this Agreement.

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14

STOCKHOLDER:

AVALON VENTURES IX, L.P.

By:	Avalon Ventures IX GP, LLC
Its:	General Partner

/s/ Jay Lichter
Name:	Jay Lichter
Title:	Managing Member

Address:	1134 Kline Street
La Jolla, CA 92037

STOCKHOLDER:

MPM BIOVENTURES V, L.P.

By:	MPM BioVentures V GP LLC
Its:	General Partner

By:	MPM BioVentures V LLC
Its:	Managing Member

/s/ John Vander Vort
Name:	John Vander Vort
Title:	Member

Address:	200 Clarendon St. 54F
Boston, MA 02116

MPM ASSET MANAGEMENT INVESTORS
BV5 LLC

By:	MPM BioVentures V LLC
Its:	Manager

/s/ John Vander Vort
Name:	John Vander Vort
Title:	Member

Address:	200 Clarendon St. 54F
Boston, MA 02116

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SECOND AMENDED AND RESTATED STOCKHOLDER’S AGREEMENT]

STOCKHOLDER:

MIDPOINT FOOD & AG FUND, LP
(entity name if applicable)

By:	/s/ R. Meeusen
(signature)

Print Name:	R. Meeusen
Title:	Partner
(if applicable)

Address:	11550 N. Meridian
Carmel, IN 46033

STOCKHOLDER:

MIDPOINT FOOD & AG
CO-INVESTMENT FUND, LP
(entity name if applicable)

By:	/s/ R. Meeusen
(signature)

Print Name:	R. Meeusen
Title:	Partner
(if applicable)

Address:	11550 N. Meridian St.
Carmel, IN 46032

STOCKHOLDER:

EWING MARION KAUFFMAN
FOUNDATION
(entity name if applicable)

By:	/s/ Kristen Bechard
(signature)

Print Name:	Kristen Bechard
Title:	Controller
(if applicable)

Address:	4801 Rockhill Road
Kansas City, MO 64110

[SIGNATURE PAGE TO

SECOND AMENDED AND RESTATED STOCKHOLDER’S AGREEMENT]

STOCKHOLDER:

HALL FAMILY FOUNDATION
(entity name if applicable)

By:	/s/ John A. MacDonald
(signature)

Print Name:	John A. MacDonald
Title:	VP &Treasurer
(if applicable)

Address:	P.O. Box 419580
Maildrop 323
Kansas City, MO 64141

STOCKHOLDER:

MIDDLELAND AG FUND, LP
(entity name if applicable)

By:	/s/ Brian Mixe
(signature)

Print Name:	Brian Mixe
Title:	Manager, Middleland AG LLC, its general partner
(if applicable)

Address:	888 16th St.
Suite 800
Washington, DC 20006

[SIGNATURE PAGE TO

SECOND AMENDED AND RESTATED STOCKHOLDER’S AGREEMENT]

STOCKHOLDER:

MID-AMERICA ANGELS INVESTMENTS, LLC
(entity name if applicable)

By:	/s/ Joel Wiggins
(signature)

Print Name:	Joel Wiggins
Title:	Executive Manager
(if applicable)

Address:	8527 Bluejacket Street
Lenexa, KS 66214
PH: 913.438.2282

STOCKHOLDER:

(entity name if applicable)

By:	/s/ William Gautreaux
(signature)

Print Name:	William Gautreaux
Title:
(if applicable)

Address:	200 W 54th St.
Kansas City, MO 64112

STOCKHOLDER:

(entity name if applicable)

By:	/s/ Irv Hockaday
(signature)

Print Name:	Irv Hockaday
Title:
(if applicable)

Address:	2600 Grand Ave.
Suite 450
Kansas City, MO 64108

[SIGNATURE PAGE TO

SECOND AMENDED AND RESTATED STOCKHOLDER’S AGREEMENT]

STOCKHOLDER:

GRASSMERE KANSAS ANGEL INVESTMENTS, LLC
(entity name if applicable)

By:	/s/ Peter C. Brown
(signature)

Print Name:	Peter C. Brown
Title:	Chairman
(if applicable)

Address:	801 W. 47th St., Suite 400
Kansas City, MO 64112

STOCKHOLDER:

(entity name if applicable)

By:	/s/ David Frantze
(signature)

Print Name:	David Frantze
Title:
(if applicable)

Address:	2200 W. 125th St.
Leawood, KS 66209

STOCKHOLDER:

(entity name if applicable)

By:	/s/ Stephen A. Lightstone
(signature)

Print Name:	Stephen A. Lightstone
Title:
(if applicable)

Address:	4935 Central St.
Kansas City, MO 64112

[SIGNATURE PAGE TO

SECOND AMENDED AND RESTATED STOCKHOLDER’S AGREEMENT]

STOCKHOLDER:

(entity name if applicable)

By:	/s/ Michael A. Driscoll
(signature)

Print Name:	Michael A. Driscoll
Title:
(if applicable)

Address:	823 Woodland Ave
Oradell, NJ 07649

STOCKHOLDER:

(entity name if applicable)

By:	/s/ Chris McGrath
(signature)

Print Name:	Chris McGrath
Title:
(if applicable)

Address:	5078 Seashell Place
San Diego, CA 92130

STOCKHOLDER:

LIMIT &CO
(entity name if applicable)

By:	/s/ John A. MacDonald
(signature)

Print Name:	John A. MacDonald
Title:	General Partner
(if applicable)

Address:	Chinquapin Trust Co.
P.O. Box 419580, Mail Drop 323
Kansas City, MO 64141

[SIGNATURE PAGE TO

SECOND AMENDED AND RESTATED STOCKHOLDER’S AGREEMENT]

STOCKHOLDER:

VIE VENTURE LLC
(entity name if applicable)

By:	/s/ Steven St. Peter
(signature)

Print Name:	Steven St. Peter
Title:	Member
(if applicable)

Address:	1901 Olathe Blvd
Kansas City, KS 66103

STOCKHOLDER:

THE SANCHEZ FAMILY TRUST, MARCH 31, 2011, CARL SANCHEZ AND ANGELA ROMERO SANCHEZ, TRUSTEES
(entity name if applicable)

By:	/s/ Carl Sanchez
(signature)

Print Name:	Carl Sanchez
Title:	Trustee
(if applicable)

Address:	1318 Summit Avenue
Cardiff, CA 92007

STOCKHOLDER:

(entity name if applicable)

By:	/s/ Robert F. Willamson
(signature)

Print Name:	Robert F. Willamson
Title:
(if applicable)

Address:	140 La Salle Ave
Piedmont, CA 94610

[SIGNATURE PAGE TO

SECOND AMENDED AND RESTATED STOCKHOLDER’S AGREEMENT]

STOCKHOLDER:

(entity name if applicable)

By:	/s/ Eric I. Richman
(signature)

Print Name:	Eric I. Richman
Title:
(if applicable)

Address:	9740 Sorrel Ave
Potomac, MD 20854

STOCKHOLDER:

(entity name if applicable)

By:	/s/ William F. Hartfiel III
(signature)

Print Name:	William F. Hartfiel III
Title:
(if applicable)

Address:	2732 Thomas Ave South
Minneapolis, MN 55416

STOCKHOLDER:

(entity name if applicable)

By:	/s/ Richard A. Sapp
(signature)

Print Name:	Richard A. Sapp
Title:
(if applicable)

Address:	PO Box 1514
Rancho Santa Fe, CA 92067-1514

[SIGNATURE PAGE TO

SECOND AMENDED AND RESTATED STOCKHOLDER’S AGREEMENT]

STOCKHOLDER:

(entity name if applicable)

By:	/s/ Sanford J. Madigan
(signature)

Print Name:	Sanford J. Madigan
Title:
(if applicable)

Address:	12577 Kingspine Ave
San Diego, CA 92131

STOCKHOLDER:

(entity name if applicable)

By:	/s/ Gary William Pace
(signature)

Print Name:	Gary William Pace
Title:
(if applicable)

Address:	1405 Inspiration Dr.
La Jolla, CA 92037

STOCKHOLDER:

CURTIS A. KRIZEK REVOCABLE TRUST, UTA DTD 12/17/98
(entity name if applicable)

By:	/s/ Curtis A. Krizek
(signature)

Print Name:	Curtis A. Krizek
Title:	Trustee
(if applicable)

Address:	4900 Main Street, Suite 700
Kansas City, MO 64112

[SIGNATURE PAGE TO

SECOND AMENDED AND RESTATED STOCKHOLDER’S AGREEMENT]

STOCKHOLDER:

(entity name if applicable)

By:	/s/ Andrew S. Klocke
(signature)

Print Name:	Andrew S. Klocke
Title:
(if applicable)

Address:	8016 Cherokee Lane
Leawood, KS 66206

STOCKHOLDER:

(entity name if applicable)

By:	/s/ John Neil
(signature)

Print Name:	John Neil
Title:
(if applicable)

Address:	7445 East Butler Drive
Scottsdale, AZ 85258

STOCKHOLDER:

MVA CAPITAL GROUP, LLC
(entity name if applicable)

By:	/s/ Patricia L. Brasted
(signature)

Print Name:	Patricia L. Brasted
Title:	Managing Member
(if applicable)

Address:	7829 E. Rockhill Rd. #307
Wichita, KS 67206

[SIGNATURE PAGE TO

SECOND AMENDED AND RESTATED STOCKHOLDER’S AGREEMENT]

STOCKHOLDER:

KANSAS CENTER FOR
ENTREPRENEURSHIP
(entity name if applicable)

By:	/s/ Patricia L. Brasted
(signature)

Print Name:	Patricia L. Brasted
Title:	President and CEO of Wichita
Technology Corporation
(if applicable)

Address:	7829 E. Rockhill Rd., Suite 307
Wichita, KS 67206

STOCKHOLDER:

(entity name if applicable)

By:	/s/ David K. Rosen
(signature)

Print Name:	David K. Rosen
Title:
(if applicable)

Address:	85 Kendal Court
Guilford, CT 06437

STOCKHOLDER:

STEVEN ST. PETER

/s/ Steven St. Peter

Address:	43 Union Park #2
Boston, MA 02118

[SIGNATURE PAGE TO

SECOND AMENDED AND RESTATED STOCKHOLDER’S AGREEMENT]

STOCKHOLDER:

(entity name if applicable)

By:	/s/ Linda Rhodes
(signature)

Print Name:	Linda Rhodes
Title:	Chief Scientific Officer
(if applicable)

Address:	3 White Birch Ln
Holmdel, NJ 07733

[SIGNATURE PAGE TO

SECOND AMENDED AND RESTATED STOCKHOLDER’S AGREEMENT]

EXHIBIT A

SERIES C PREFERRED HOLDERS

Avalon Ventures IX, L.P.

MPM Bio Ventures V, L.P.

MPM Asset Management Investors BV5 LLC

MidPoint Food & Ag Fund, LP

MidPoint Food & Ag Co-Investment Fund, LP

Hall Family Foundation

Middleland AG Fund, LP

Mid-America Angels Investments, LLC

William Gautreaux

Irv Hockaday

Grassmere Kansas Angel Investments, LLC

David W. Frantze

Stephen A. Lightstone

Michael A. Driscoll

Christopher H. McGrath

Limit & Co.

Vie Venture LLC

The Sanchez Family Trust, March 31, 2011, Carl Sanchez and Angela Romero Sanchez,

Trustees

Robert F. Williamson

Eric I. Richman

William F. Hartfiel III

Richard A. Sapp

Sanford J. Madigan

Gary William Pace

Curtis A. Krizek Revocable Trust UTA Dtd 12/17/98

Andrew S. Klocke

John Neil

Ewing Marion Kauffman Foundation

EXHIBIT B

SERIES B PREFERRED HOLDERS

Avalon Ventures IX, L.P.

MPM BioVentures V, L.P.

MPM Asset Management Investors BV5 LLC

MidPoint Food & Ag Fund, LP

MidPoint Food & Ag Co-Investment Fund, LP

Kansas Bioscience Authority

Ewing Marion Kauffman Foundation

Hall Family Foundation

Middleland AG Fund, LP

Mid-America Angels Investments, LLC

MVA Capital Group LLC

Paul DeBruce

Christena Gautreaux

Irv Hockaday

Grassmere Kansas Angel Investments, LLC

Brian N. Kaufman

David W. Frantze

The Maichen Family Trust Dated 7/13/99

Stephen A. Lightstone

John Neil

Michael A. Driscoll

Sheila Kemper Dietrich IRA

Christopher H. McGrath

Kansas Center for Entrepreneurship, Inc.

EXHIBIT C

SERIES A PREFERRED HOLDERS

Avalon Ventures IX, L.P.

MPM BioVentures V, L.P.

MPM Asset Management Investors BV5 LLC

MidPoint Food & Ag Fund, LP

MidPoint Food & Ag Co-Investment Fund, LP

Kansas Bioscience Authority

EXHIBIT D

SERIES A-1 PREFERRED HOLDERS

RaQualia Pharma Inc.

EXHIBIT E

COMMON HOLDERS

David K. Rosen

MPM BioVentures V, L.P.

MPM Asset Management Investors BV5 LLC

Steven St. Peter

Louis Mawhinney

Linda Rhodes

Bill Zollers

Lesley Rausch-Derra

Michele Gallucci

EXHIBIT F

INSTRUMENT OF ACCESSION

The undersigned,                     , as a condition precedent to becoming the owner or holder of record of                     (            ) shares of             stock of Aratana Therapeutics, Inc., a Delaware corporation (the “Company”), hereby agrees to become a “                    Holder” under that certain Second Amended and Restated Stockholders’ Agreement, dated as of December 28, 2012 (the “Stockholders’ Agreement”), by and among the Company and the parties named therein. This Instrument of Accession shall take effect and shall become an integral part of, and the undersigned shall become a party to and bound by, the Stockholders’ Agreement immediately upon execution and delivery to the Company of this Instrument.

IN WITNESS WHEREOF, this INSTRUMENT OF ACCESSION has been duly executed by or on behalf of the undersigned, as a sealed instrument under the laws of the State of Delaware, as of the date below written.

Signature:

(Print Name)

Address:

Date:

Accepted:

ARATANA THERAPEUTICS, INC.

By:
Name:
Title:

Date: